GMAC MORTGAGE CORPORATION,
                           as HELOC Back-Up Servicer,


                 AMERICAN HOME MORTGAGE INVESTMENT TRUST 2005-2,
                                    as Issuer

                                       and


                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                              as Indenture Trustee

                        HELOC BACK-UP SERVICING AGREEMENT

                            Dated as of June 22, 2005


                              HELOC Mortgage Loans

                 American Home Mortgage Investment Trust 2005-2

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I
                                   Definitions

   Section 1.01     Definitions................................................7
   Section 1.02     Other Definitional Provisions..............................7

                                   ARTICLE II
                         Representations and Warranties

   Section 2.01     Representations and Warranties Regarding the HELOC
                    Back-Up Servicer...........................................7

                                   ARTICLE III
                    Back-Up Servicing of HELOC Mortgage Loans

   Section 3.01     Back-Up Servicer to act as Successor HELOC Servicer........9
   Section 3.02     HELOC Back-Up Servicing Compensation.......................9

                                   ARTICLE IV
                              Reporting Obligations

   Section 4.01     Remittance Reports........................................10
   Section 4.02     Annual Statements of Compliance...........................10
   Section 4.03     Annual Independent Public Accountants' Servicing Report...10
   Section 4.04     Exchange Act Reporting....................................11

                                    ARTICLE V
                           The HELOC Back-Up Servicer

   Section 5.01     Liability of the HELOC Back-Up Servicer...................12
   Section 5.02     Merger or Consolidation of or Assumption of the
                    Obligations of the HELOC Back-Up Servicer.................12
   Section 5.03     Limitation on Liability of the HELOC Back-Up Servicer
                    and Others................................................12
   Section 5.04     HELOC Back-Up Servicer Not to Resign......................13
   Section 5.05     Delegation of Duties......................................14
   Section 5.06     Indemnification...........................................14
   Section 5.07     Patriot Act...............................................14

                                   ARTICLE VI
                                     Default

   Section 6.01     Servicing Default.........................................15
   Section 6.02     Indenture Trustee to Act; Appointment of Successor........17
   Section 6.03     Notification to Class VI-A Noteholders....................18
   Section 6.04     Waiver of Defaults........................................18

                                   ARTICLE VII
                            Miscellaneous Provisions

   Section 7.01     Amendment.................................................20
   Section 7.02     GOVERNING LAW.............................................20
   Section 7.03     Notices...................................................20
   Section 7.04     Severability of Provisions................................21
   Section 7.05     Third-Party Beneficiaries.................................21
   Section 7.06     Counterparts..............................................22
   Section 7.07     Effect of Headings and Table of Contents..................22
   Section 7.08     Termination...............................................22
   Section 7.09     No Petition...............................................22
   Section 7.10     No Recourse...............................................22
   Section 7.11     Consent to Jurisdiction...................................22

EXHIBIT A - HELOC MORTGAGE LOAN SCHEDULE.....................................A-1

EXHIBIT B - FORM OF CERTIFICATION TO BE PROVIDED BY
THE HELOC BACK-UP SERVICER WITH FORM 10-K....................................B-1

                  This HELOC Back-Up Servici ng Agreement, dated as of June 22, 2005 (the "Agreement"), among GMAC Mortgage Corporation, as HELOC Back-Up Servicer (the "HELOC Back-Up Servicer"), American Home Mortgage Investment Trust 2005-2, as Issuer (the "Issuer") and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

                       W I T N E S S E T H    T H A T :

                  WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement and the related Group I, Group II, Group III, Group IV, Group V and Group VI Subsequent Mortgage Loan Purchase Agreement, American Home Mortgage Securities LLC (the "Company" or the "Depositor") will acquire the Mortgage Loans and the related Group I, Group II, Group III, Group IV, Group V and Group VI Subsequent Mortgage Loans;

                  WHEREAS, the Company will create American Home Mortgage Investment Trust 2005-2, a Delaware statutory trust, and will transfer the Mortgage Loans and the related Subsequent Mortgage Loans and all of its rights under the Mortgage Loan Purchase Agreement and the related Group I, Group II, Group III, Group IV, Group V and Group VI Subsequent Mortgage Loan Purchase Agreement to the Issuer;

                  WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of June 22, 2005 (the "Trust Agreement") among the Company, as depositor, M&T Trust Company of Delaware, as owner trustee (the "Owner Trustee") and the Securities Administrator, the Company will convey the Mortgage Loans to the Issuer in exchange for the Certificates (as defined below);

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Trust Certificates, 2005-2 (the "Certificates");

                  WHEREAS, pursuant to the terms of an Indenture dated as of June 22, 2005 (the "Indenture") among the Issuer, the Securities Administrator and the Indenture Trustee, the Issuer will pledge the Mortgage Loans and issue and transfer to or at the direction of the Company the Mortgage-Backed Notes, Series 2005-2, Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1 Class II-A-2, Class II-A-3, Class III-A, Class IV-A-1, Class IV-A-2, Class IV-A-3, Class V-A-1, Class V-A-2, Class V-A-3, Class V-A-4-A, Class V-A-4-B, Class V-A-4-C, Class V-A-4-D, Class VI-A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B, Class V-M-1, Class V-M-2, Class V-M-3, Class V-M-4, Class V-M-5, Class V-B, Class N-1 and Class N-2 Notes; and

                  WHEREAS, pursuant to the terms of this Agreement, the HELOC Back-Up Servicer will back-up service the HELOC Mortgage Loans set forth on the HELOC Mortgage Loan Schedule attached hereto as Exhibit A for the benefit of the Insurer and the holders of the Class VI-A Notes;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   Definitions

         Section 1.01 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02 OTHER DEFINITIONAL PROVISIONS.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II
                         Representations and Warranties

         Section 2.01 REPRESENTATIONS AND WARRANTIES REGARDING THE HELOC BACK-UP SERVICER. The HELOC Back-Up Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, the Insurer and the Class VI-A Noteholders, as of the Cut-off Date and the Closing Date, that:

         (i) The HELOC Back-Up Servicer is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has the corporate power to own its assets and to transact the business in which it is currently engaged. The HELOC Back-Up Servicer is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the HELOC Back-Up Servicer or the validity or enforceability of the HELOC Mortgage Loans;

         (ii) The HELOC Back-Up Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the HELOC Back-Up Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

         (iii) The HELOC Back-Up Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

         (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the HELOC Back-Up Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the HELOC Back-Up Servicer or any provision of the certificate of incorporation or bylaws of the HELOC Back-Up Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the HELOC Back-Up Servicer is a party or by which the HELOC Back-Up Servicer may be bound;

         (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the HELOC Back-Up Servicer), or to the knowledge of the HELOC Back-Up Servicer threatened, against the HELOC Back-Up Servicer or any of its properties or with respect to this Agreement or the Class VI-A Notes or the Certificates which, to the knowledge of the HELOC Back-Up Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement; and

         (vi) The HELOC Back-Up Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the HELOC Mortgage Loans that are registered with MERS.

         The foregoing representations and warranties shall survive any termination of the HELOC Back-Up Servicer hereunder.

                                  ARTICLE III
                           Back-Up Servicing of HELOC
                                 Mortgage Loans

         Section 3.01 BACK-UP SERVICER TO ACT AS SUCCESSOR HELOC SERVICER. In the event of a Servicing Default by American Home Mortgage Servicing, Inc., as HELOC Servicer under the HELOC Servicing Agreement, or upon the occurrence of any HELOC Servicer Termination Event and the direction of the Insurer in connection therewith, the HELOC Back-Up Servicer shall terminate the rights and responsibilities of the HELOC Servicer under the HELOC Servicing Agreement and assume and succeed to the obligations of the HELOC Servicer under the HELOC Servicing Agreement.

         Notwithstanding the foregoing or anything else to the contrary in this Agreement, for so long as a Servicing Default or HELOC Servicer Termination Event is not in effect as provided in the HELOC Servicing Agreement and American Home Mortgage Servicing, Inc. is the HELOC Servicer, the responsibilities of the HELOC Back-Up Servicer shall be limited to review pursuant to Section 4.01 of this Agreement of the Remittance Reports required of the HELOC Servicer pursuant to Section 4.01 of the HELOC Servicing Agreement, and the HELOC Back-Up Servicer's obligations under this Section 3.01, and Sections 4.02, 4.03 and 4.04 of this Agreement.

         Section 3.02 HELOC BACK-UP SERVICING COMPENSATION. (a) As compensation for its activities hereunder, the HELOC Back-Up Servicer shall be entitled to receive the HELOC Back-Up Servicing Fee from full payments of accrued interest on each HELOC Mortgage Loan. The HELOC Servicer shall remit the HELOC Back-Up Servicing Fee to the HELOC Back-Up Servicer on each related HELOC Servicer Remittance Date.

         (b) The HELOC Back-Up Servicer shall be required to pay all expenses it incurs in connection with its back-up servicing activities under this Agreement and shall not be entitled in connection with servicing activities under this Agreement to reimbursement except as provided in this Agreement. Expenses to be paid by the HELOC Back-Up Servicer under this Subsection 3.02(b) shall include payment of the expenses of the accountants retained pursuant to Section 4.03.

                                   ARTICLE IV
                              Reporting Obligations

Section 4.01 REMITTANCE REPORTS. The HELOC Back-Up Servicer shall receive, review and evaluate the Remittance Report produced by the HELOC Servicer pursuant to Section 4.01 of the HELOC Servicing Agreement. The HELOC Back-Up Servicer shall independently and separately reconcile the information provided in the Remittance Report on a monthly basis and coordinate corrective adjustments to the HELOC Servicer's and HELOC Back-Up Servicer's records. The HELOC Back-Up Servicer shall complete its review, evaluation and reconciliation of the Remittance Report provided by the HELOC Servicer in accordance with this Section within two (2) Business Days of receipt by the HELOC Back-Up Servicer of such Remittance Report from the HELOC Servicer. In the event the HELOC Back-Up Servicer finds a discrepancy in the information contained in the Remittance Report provided by the HELOC Servicer, the HELOC Back-Up Servicer shall immediately notify the HELOC Servicer of such discrepancy, and each of the HELOC Back-Up Servicer and the HELOC Servicer shall cooperate to take any corrective action necessary with respect to the Remittance Report and the corresponding remittance furnished and remitted by the HELOC Servicer with respect to the next succeeding Due Period.

         Notwithstanding the foregoing paragraph, the Indenture Trustee and the Securities Administrator shall be protected in relying upon the amounts contained in the Remittance Report produced by the HELOC Servicer pursuant to
Section 4.01 of the HELOC Servicing Agreement without any independent check or verification. The Indenture Trustee and the Securities Administrator shall have no obligation to recompute, recalculate or verify any information provided to it by the HELOC Servicer pursuant to Section 4.01 of the HELOC Servicing Agreement.

         Section 4.02 ANNUAL STATEMENTS OF COMPLIANCE. No later than March 22 of each year, commencing in March 2006, the HELOC Back-Up Servicer at its own expense shall deliver to the Depositor, with a copy to the Insurer, the Securities Administrator and the Rating Agencies, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the HELOC Back-Up Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the HELOC Back-Up Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the HELOC Back-Up Servicer to remedy such default. Copies of such statements shall be provided by the HELOC Back-Up Servicer to the Class VI-A Noteholders upon request.

         Section 4.03 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.
(a) No later than March 22 of each year, commencing in March 2006, the HELOC Back-Up Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants and which is Pricewaterhouse Coopers LLP (or a successor thereof) to furnish a statement to the HELOC Back-Up Servicer, which will be provided to the Depositor, the Securities Administrator, the Insurer and the Rating Agencies, to the effect that, in connection with the firm's examination of the HELOC Back-Up Servicer's financial statements as of the end of the preceding calendar year, nothing came to their attention that indicated that the HELOC Back-Up Servicer was not in compliance with this Agreement, except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

         (b) No later than March 22 of each year, commencing in March 2006, the HELOC Back-Up Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the HELOC Back-Up Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the HELOC Back-Up Servicer which includes an assertion that the HELOC Back-Up Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to residential mortgage loans) identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America with respect to the servicing of mortgage loans similar to the HELOC Mortgage Loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the HELOC Back-Up Servicer shall furnish a copy of such report to the Depositor, the Securities Administrator, the Insurer and the Rating Agencies. Any annual independent public accountants' report furnished pursuant to this Section 4.03 shall be in such form as shall permit such report to be filed with the Securities and Exchange Commission as part of the Issuer's annual report on Form 10-K filed pursuant to the Securities Exchange Act of 1934, as amended, and no such annual independent public accountant's report shall contain any language restricting, limiting or prohibiting such use of such report.

         Section 4.04 EXCHANGE ACT REPORTING. For so long as the HELOC Mortgage Loans are being back-up serviced by the HELOC Back-Up Servicer, by March 22nd of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, an officer of the HELOC Back-Up Servicer shall execute and deliver an Officer's Certificate to the Depositor for the benefit of the Depositor and its officers, directors and affiliates in the form of Exhibit C-1.

                                   ARTICLE V
                           The HELOC Back-Up Servicer

         Section 5.01 LIABILITY OF THE HELOC BACK-UP SERVICER. The HELOC Back-Up Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the HELOC Back-Up Servicer herein.

         Section 5.02 MERGER OR CONSOLIDATION OF OR ASSUMPTION OF THE OBLIGATIONS OF THE HELOC BACK-UP SERVICER. Any corporation into which the HELOC Back-Up Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the HELOC Back-Up Servicer shall be a party, or any corporation succeeding to the business of the HELOC Back-Up Servicer, shall be the successor of the HELOC Back-Up Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that the successor or surviving Person to the HELOC Back-Up Servicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

         The HELOC Back-Up Servicer may assign its rights and delegate its duties and obligations under this Agreement; PROVIDED, that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Indenture Trustee (as pledgee of the Mortgage Loans) and the Company (in its sole discretion), is willing to service the HELOC Mortgage Loans and executes and delivers to the Indenture Trustee and the Company an agreement, in form and substance reasonably satisfactory to the Indenture Trustee and the Company, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the HELOC Back-Up Servicer under this Agreement; PROVIDED, FURTHER, that each Rating Agency's rating of the applicable Class VI-A Notes in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency) or considered to be below investment grade.

         Section 5.03 LIMITATION ON LIABILITY OF THE HELOC BACK-UP SERVICER AND OTHERS. Neither the HELOC Back-Up Servicer nor any of the directors or officers or employees or agents of the HELOC Back-Up Servicer shall be under any liability to the Company, the Issuer, the Owner Trustee, the Securities Administrator, the Indenture Trustee or the Class VI-A Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, PROVIDED, HOWEVER, that this provision shall not protect the HELOC Back-Up Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The HELOC Back-Up Servicer and any director or officer or employee or agent of the HELOC Back-Up Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The HELOC Back-Up Servicer and any director or officer or employee or agent of the HELOC Back-Up Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Class VI-A Notes, including any amount paid to the Owner Trustee, the Securities Administrator or the Indenture Trustee pursuant to Section 5.06(b), other than any loss, liability or expense related to any specific HELOC Mortgage Loan or HELOC Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The HELOC Back-Up Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the HELOC Mortgage Loans in accordance with this Agreement, and which in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the HELOC Back-Up Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the HELOC Back-Up Servicer shall be entitled to be reimbursed therefor. The HELOC Back-Up Servicer's right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the HELOC Back-Up Servicer pursuant to Sections 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

         Section 5.04 HELOC BACK-UP SERVICER NOT TO RESIGN. Subject to the provisions of Section 5.02, the HELOC Back-Up Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law (any such determination permitting the resignation of the HELOC Back-Up Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee) or (ii) upon satisfaction of the following conditions: (a) the HELOC Back-Up Servicer has proposed a successor back-up servicer to the Depositor in writing and such proposed successor back-up servicer is reasonably acceptable to the Depositor; and (b) each Rating Agency shall have delivered a letter (obtained by and at the expense of the HELOC Back-Up Servicer) to the Depositor prior to the appointment of the successor back-up servicer stating that the proposed appointment of such successor back-up servicer as HELOC Back-Up Servicer hereunder will not result in the reduction, qualification or withdrawal of the then current rating of the Class VI-A Notes; PROVIDED, HOWEVER, that no such resignation by the HELOC Back-Up Servicer shall become effective until such successor back-up servicer shall have assumed the HELOC Back-Up Servicer's responsibilities and obligations hereunder or another successor HELOC Back-Up Servicer has been appointed in accordance with Section
6.02 and has accepted such appointment. Any such resignation shall not relieve the HELOC Back-Up Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the HELOC Back-Up Servicer. The HELOC Back-Up Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Noteholder for any amounts paid by the HELOC Back-Up Servicer pursuant to any provision of this Agreement.

         Section 5.05 DELEGATION OF DUTIES. In the ordinary course of business, the HELOC Back-Up Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the HELOC Back-Up Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the HELOC Back-Up Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04.

         Section 5.06 INDEMNIFICATION. The HELOC Back-Up Servicer agrees to indemnify the Indenture Trustee, the Insurer, the Securities Administrator and the Owner Trustee for, and to hold the Indenture Trustee, the Securities Administrator and the Owner Trustee, as the case may be, harmless against, any claim, tax, penalty, loss, liability or expense of any kind whatsoever, incurred without negligence (gross negligence in the case of the Owner Trustee) or willful misconduct on its part, arising out of, or in connection with, the failure by the HELOC Back-Up Servicer to perform its duties in compliance with this Agreement, including the costs and expenses (including reasonable legal fees and expenses) of defending against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document, provided that:

         (i) with respect to any such claim, the Indenture Trustee, the Insurer, the Securities Administrator or Owner Trustee, as the case may be, shall have given the HELOC Back-Up Servicer written notice thereof promptly after the Indenture Trustee, the Securities Administrator or Owner Trustee, as the case may be, shall have actual knowledge thereof, it being understood that failure to give such notice shall not relieve the HELOC Back-Up Servicer of its indemnification obligations hereunder;

         (ii) while maintaining control over its own defense, the Company, the Insurer, the Indenture Trustee, the Securities Administrator or Owner Trustee, as the case may be, shall cooperate and consult fully with the HELOC Back-Up Servicer in preparing such defense; and

         (iii) notwithstanding anything in this Agreement to the contrary, the HELOC Back-Up Servicer shall not be liable for settlement of any claim by the Indenture Trustee, the Insurer, the Securities Administrator or the Owner Trustee, as the case may be, entered into without the prior consent of the HELOC Back-Up Servicer, which consent shall not be unreasonably withheld or delayed.

         This Section 5.06 shall survive the termination of this Agreement and the earlier removal or resignation of the Indenture Trustee.

         Section 5.07 PATRIOT ACT. In order to comply with its duties under the USA Patriot Act of 2001, the Indenture Trustee shall obtain and verify certain information and documentation from the other parties to this Agreement including, but not limited to, each such party's name, address and other identifying information.

                                   ARTICLE VI
                                     Default

         Section 6.01 SERVICING DEFAULT. If any one of the following events (each, a "Servicing Default") shall occur and be continuing:

         (i) Failure on the part of the HELOC Back-Up Servicer duly to observe or perform in any material respect any representation or warranty of the HELOC Back-Up Servicer or any other covenants or agreements of the HELOC Back-Up Servicer set forth in this Agreement, which failure, in each case, materially and adversely affects the interests of Class VI-A Noteholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the HELOC Back-Up Servicer by the Company, the Issuer, the Insurer or the Indenture Trustee; or

         (ii) The entry against the HELOC Back-Up Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (iii) The HELOC Back-Up Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the HELOC Back-Up Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the HELOC Back-Up Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the HELOC Back-Up Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, and in every such case, so long as a Servicing Default shall not have been remedied by the HELOC Back-Up Servicer, either the holders of at least 51% of the aggregate Note Principal Balance of the Class VI-A Notes or the Issuer may, or may direct the Indenture Trustee to, by notice then given to the HELOC Back-Up Servicer, terminate all of the rights and obligations of the HELOC Back-Up Servicer under this Agreement other than its right to receive servicing compensation and expenses for back-up servicing the HELOC Mortgage Loans hereunder during any period prior to the date of such termination and the Issuer may exercise any and all other remedies available at law or equity. Any such notice to the HELOC Back-Up Servicer shall also be given to each Rating Agency, the Insurer, the Company and the Issuer. On or after the receipt by the HELOC Back-Up Servicer of such written notice, all authority and power of the HELOC Back-Up Servicer under this Agreement, whether with respect to the Class VI-A Notes or the HELOC Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee, pursuant to and under this Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the HELOC Back-Up Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each HELOC Mortgage Loan and related documents, or otherwise. Notwithstanding the foregoing, the parties hereto and the Securityholders by their acceptance of any Security, acknowledge and agree that there will be a period of transition before the actual back-up servicing functions can be fully transferred to the Indenture Trustee, as successor HELOC Back-Up Servicer, or to a successor HELOC Back-Up Servicer appointed by the Indenture Trustee pursuant to the provisions hereof, provided, that the Indenture Trustee shall use its reasonable best efforts to succeed to the actual back-up servicing functions to the extent specified below or find a successor HELOC Back-Up Servicer as soon as possible but no later than 90 days after such termination; provided that the Indenture Trustee shall continue to have the right to appoint a successor HELOC Back-Up Servicer after such 90-day period in accordance with Section 6.02. If the Indenture Trustee is unable to appoint a successor HELOC Back-Up Servicer in accordance with this Section using commercially reasonable efforts within such 90-day period (provided, however, if the HELOC Servicer has not been terminated, the HELOC Servicer shall cooperate and assist the Indenture Trustee in finding a successor HELOC Back-Up Servicer) and succeeds to the actual back-up servicing functions of the HELOC Back-Up Servicer herein, it shall not assume the obligations of the HELOC Back-Up Servicer under Section 3.01 and Article IV herein and under the second paragraph of Section 3.01(a) of the HELOC Servicing Agreement. The HELOC Back-Up Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the HELOC Back-Up Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee or the successor HELOC Back-Up Servicer for administration by it of (i) the property and amounts which are then or should be part of the Trust Estate or which thereafter become part of the Trust Estate; (ii) originals or copies of all documents of the HELOC Back-Up Servicer reasonably requested by the Indenture Trustee to enable it to assume the HELOC Back-Up Servicer's duties thereunder and under the HELOC Servicing Agreement; (iii) the rights and obligations of the HELOC Back-Up Servicer under the HELOC Servicing Agreement with respect to the HELOC Mortgage Loans; (iv) all cash amounts which shall at the time be deposited by the HELOC Back-Up Servicer or should have been deposited to the Collection Account or the Payment Account or thereafter be received with respect to the HELOC Mortgage Loans; and (v) all costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee or any successor HELOC Back-Up Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee or successor HELOC Back-Up Servicer to back-up service the HELOC Mortgage Loans properly and effectively. All reasonable costs and expenses (including, but not limited to, attorneys' fees and disbursements) incurred by the Indenture Trustee or a successor HELOC Back-Up Servicer in connection with its succession as HELOC Back-Up Servicer, including amending this Agreement to reflect such succession as HELOC Back-Up Servicer pursuant to this Section 6.01 shall be paid by the predecessor HELOC Back-Up Servicer (or if the predecessor HELOC Back-Up Servicer is the Indenture Trustee, the initial HELOC Back-Up Servicer) upon presentation of reasonable documentation of such costs and expenses, and if not so paid by the predecessor HELOC Back-Up Servicer, shall be reimbursed by the Issuer pursuant to Section 6.07 of the Indenture.

         Notwithstanding any termination of the activities of the HELOC Back-Up Servicer hereunder, the HELOC Back-Up Servicer shall be entitled to receive, out of any late collection of a payment on a HELOC Mortgage Loan which was due prior to the notice terminating the HELOC Back-Up Servicer's rights and obligations hereunder and received after such notice, its HELOC Back-Up Servicing Fee in respect thereof, and any other amounts payable to the HELOC Back-Up Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         The HELOC Back-Up Servicer shall immediately notify the Indenture Trustee and the Owner Trustee in writing of any Servicing Default.

         Section 6.02 INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. (a) Within 90 days of the time the HELOC Back-Up Servicer sends a notice pursuant to clause (i) of Section 5.04, the Indenture Trustee on behalf of the Class VI-A Noteholders (if it is unable to appoint a successor HELOC Back-Up Servicer in accordance with Section 6.01), or other successor appointed in accordance with this Section 6.02, shall be the successor in all respects to the HELOC Back-Up Servicer in its capacity as HELOC Back-Up Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the HELOC Back-Up Servicer by the terms and provisions hereof, including but not limited to the provisions of Article V; provided, however, that the Indenture Trustee as successor HELOC Back-Up Servicer shall not assume the obligations of the HELOC Back-Up Servicer under Section 3.01 and Article IV herein and under the second paragraph of Section 3.01(a) of the HELOC Servicing Agreement. Nothing in this Agreement shall be construed to permit or require the Indenture Trustee or any other successor HELOC Back-Up Servicer to (i) be responsible or accountable for any act or omission of the predecessor HELOC Back-Up Servicer, or (ii) be responsible for the representations and warranties of the HELOC Back-Up Servicer, except as provided herein. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the HELOC Back-Up Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor HELOC Back-Up Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee on behalf of the Class VI-A Noteholders may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan servicer having a net worth of not less than $10,000,000 as the successor to the HELOC Back-Up Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the HELOC Back-Up Servicer hereunder; provided that the appointment of any such successor HELOC Back-Up Servicer (i) will not result in the qualification, reduction or withdrawal of the ratings assigned to the Class VI-A Notes by the Rating Agencies without giving effect to the Policy (as evidenced by a letter to such effect delivered by the Rating Agencies) and (ii) is consented to in writing by the Insurer. Pending appointment of a successor to the HELOC Back-Up Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting or is unwilling to act as such, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on HELOC Mortgage Loans in an amount equal to the compensation which the HELOC Back-Up Servicer would otherwise have received pursuant to this Agreement (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor HELOC Back-Up Servicer shall not affect any liability of the predecessor HELOC Back-Up Servicer which may have arisen under this Agreement prior to its termination as HELOC Back-Up Servicer (including, without limitation, to indemnify the Indenture Trustee pursuant to Section 5.06), nor shall any successor HELOC Back-Up Servicer be liable for any acts or omissions of the predecessor HELOC Back-Up Servicer or for any breach by such HELOC Back-Up Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         In connection with the termination or resignation of the HELOC Back-Up Servicer hereunder, the successor HELOC Back-Up Servicer, including the Indenture Trustee if the Indenture Trustee is acting as successor HELOC Back-Up Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS.

         (b) Any successor, including the Indenture Trustee on behalf of the Class VI-A Noteholders, to the HELOC Back-Up Servicer as back-up servicer shall during the term of its service as back-up servicer continue to back-up service and administer the HELOC Mortgage Loans for the benefit of the Securityholders.

         (c) Any successor HELOC Back-Up Servicer, including the Indenture Trustee on behalf of the Class VI-A Noteholders, shall not be deemed to be in default or to have breached its duties hereunder if the predecessor HELOC Back-Up Servicer shall fail to cooperate with any required succession hereunder.

         (d) Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any servicing fee or any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor HELOC Back-Up Servicer to act as a successor HELOC Back-Up Servicer under this Agreement and the transactions set forth or provided for herein.

         Section 6.03 NOTIFICATION TO CLASS VI-A NOTEHOLDERS. Upon any termination or appointment of a successor to the HELOC Back-Up Servicer pursuant to this Article VI or Section 5.04, the Indenture Trustee shall give prompt written notice thereof to the Class VI-A Noteholders, the Owner Trustee, the Securities Administrator, the Company, the Issuer and the Rating Agencies.

         Section 6.04 WAIVER OF DEFAULTS. The Indenture Trustee shall transmit by mail to the Insurer and all Class VI-A Noteholders, within 10 days after the occurrence of any Servicing Default known to the Indenture Trustee, unless such Servicing Default shall have been cured, notice of each such Servicing Default hereunder of which a Responsible Officer of the Indenture Trustee has actual knowledge. The Insurer, or the holders of at least 51% of the aggregate Note Principal Balance of the Class VI-A Notes, with the consent of the Insurer, may waive any default by the HELOC Back-Up Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Class VI-A Notes. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Servicing Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The HELOC Back-Up Servicer shall give notice of any such waiver to the Rating Agencies.

                                  ARTICLE VII
                            Miscellaneous Provisions

         Section 7.01 AMENDMENT. This Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading, qualification or withdrawal of the rating then assigned to the Class VI-A Notes.

         Section 7.02 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.03 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if when delivered to:

         (a) in the case of the HELOC Back-Up Servicer:

         GMAC Mortgage Corporation
         100 Witmer Rd.
         Horsham, PA 19044
         Attention:  General Counsel
         Telecopier No.: 215.682.1467

         (b) in the case of Rating Agencies:

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. 55 Water Street - 41st Floor
         New York, New York 10041
         Attention: Asset Backed Surveillance Group

         Moody's Investors Service, Inc.
         99 Church Street
         New York, New York 10007
         Attention:

         (c) in the case of the Owner Trustee, the Corporate Trust Office:

         M&T Trust Company of Delaware


         (Monday & Friday Address)
         1220 North Market Street, Suite 202
         Wilmington, Delaware 19801

         (Tuesday - Thursday Address)
         25 South Charles Street - 16th Floor
         Baltimore, Maryland 21201

         (d) in the case of the Issuer, to American Home Mortgage Investment Trust 2005-2:

         c/o American Home Mortgage Securities LLC
         520 Broadhollow Road
         Melville, New York 11747
         Attention: General Counsel

         (e) in the case of the Indenture Trustee: its Corporate Trust Office

         (f) in the case of the Insurer,

         Financial Guaranty Insurance Company
         125 Park Avenue
         New York, New York 10017
         Attention: Research and Risk Management

         (g) in the case of the Securities Administrator:

         Wells Fargo Bank, N.A.
         P.O. Box 98
         Columbia , Maryland 21046
         (or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045) (Attention: Corporate Trust Services - AHMIT 2005-2), facsimile no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing;)

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to the Rating Agencies shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to the Rating Agencies.

         The HELOC Back-Up Servicer shall designate a Person who shall be available to the Insurer to provide reasonable access to information regarding the HELOC Mortgage Loans.

         Section 7.04 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Class VI-A Notes or the rights of the Class VI-A Noteholders thereof.

         Section 7.05 THIRD-PARTY BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Class VI-A Noteholders, the Insurer, the Owner Trustee, the Securities Administrator, the Depositor and its any of their officers and directors, and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right to exercise all rights of the Issuer under this Agreement. The Depositor and its officers and directors (in their corporate or individual capacity) shall have the right to bring an action against the HELOC Back-Up Servicer as it relates to a failure of the HELOC Back-Up Servicer to comply with its obligations under Section 4.04 of this Agreement.

         Section 7.06 COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 7.07 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 7.08 TERMINATION. The respective obligations and responsibilities of the HELOC Back-Up Servicer and the Issuer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to
Section 4.10 thereof.

         Section 7.09 NO PETITION. The HELOC Back-Up Servicer, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the satisfaction and discharge of the Indenture by one year.

         Section 7.10 NO RECOURSE. The HELOC Back-Up Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Agreement.

         Section 7.11 CONSENT TO JURISDICTION. The parties to this Agreement each hereby irrevocably submits to the non exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and all such parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court and hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the HELOC Back-Up Servicer, the Issuer and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                GMAC MORTGAGE CORPORATION
                                as HELOC Back-Up Servicer


                                By: /s/ Wesley B. Howard
                                   ---------------------------------------------
                                Name:   Wesley B. Howard
                                Title:  Vice President


                                AMERICAN HOME MORTGAGE INVESTMENT TRUST 2005-2, as Issuer

                                M&T TRUST COMPANY OF DELAWARE, not in its individual capacity, but solely as Owner Trustee


                                By: /s/ Robert D. Brown
                                   ---------------------------------------------
                                Name:   Robert D. Brown
                                Title:  Vice President


                                DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                not in its individual capacity but solely as Indenture Trustee


                                By: /s/ Nicholas Gisler
                                   ---------------------------------------------
                                Name:   Nicholas Gisler
                                Title:  Associate

                                    EXHIBIT A
                          HELOC MORTGAGE LOAN SCHEDULE
                                (FILED MANUALLY)

                                    EXHIBIT B

       FORM OF CERTIFICATION TO BE PROVIDED BY THE HELOC BACK-UP SERVICER
                                 WITH FORM 10-K

                  Re:  American Home Mortgage Investment Trust 2005-2
                           Mortgage-Backed Notes, Series 2005-2

                  I, [identify the certifying individual], certify that:

                  l. Based on my knowledge, the information in the Annual Statement of Compliance and the Annual Independent Public Accountants' Servicing Report submitted to the Depositor, the Indenture Trustee, the Insurer and the Securities Administrator taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the Annual Statement of Compliance;

                  2. Based on my knowledge, the servicing information required to be provided to the Depositor, the Indenture Trustee, the Insurer and the Securities Administrator by the HELOC Back-Up Servicer under the Agreement is included in these reports;

                  3. I am responsible for reviewing the activities performed by the HELOC Back-Up Servicer under the Agreement and based upon the review required under the Agreement, and except as disclosed in the report, the HELOC Back-Up Servicer has fulfilled its obligations under the Agreement; and

                  4. I have disclosed to the Registrant's certified public accountants all significant deficiencies relating to the HELOC Back-Up Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Agreement.

                  Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated as of June 22, 2005, among American Home Mortgage Investment Trust 2005-2, as issuer, Wells Fargo Bank, N.A. as securities administrator and Deutsche Bank National Trust Company, as indenture trustee.

                                              GMAC MORTGAGE CORPORATION


                                              By:
                                                  ------------------------------
                                              Name:
                                              Title:
                                              Date: